UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2025

Equitable Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 Avenue of the Americas, New York, New York	10104
(Address of principal executive offices)	(Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EQH	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series A	EQH PR A	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series C	EQH PR C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On February 21, 2025, subsidiaries of Equitable Holdings, Inc., a Delaware corporation (the “Company”), entered into the 364-Day Term Loan Credit Agreement (the “Term Loan Agreement”) with respect to a $500 million senior unsecured delayed-draw term loan (the “Term Loan”). The Term Loan will be used, along with available cash and cash equivalents, to fund the Company’s tender offer (as described below) and pay related fees and expenses. The Term Loan is required to be repaid with the cash proceeds from the previously announced master transaction agreement, entered into on February 23, 2025, among the Company’s subsidiaries, Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America and Equitable Financial Life and Annuity Company, and Reinsurance Group of America (“Reinsurer”), pursuant to which, among other things, at closing of the transactions contemplated thereby, Reinsurer would enter into reinsurance agreements, as reinsurer, with each such subsidiary, as ceding company, to reinsure 75% of such ceding companies’ in-force individual life insurance block on a pro-rata basis (the “RGA Reinsurance Transaction”), which is expected to close in mid-2025.

The Term Loan Agreement contains certain administrative, reporting, legal and financial covenants, including requirements to maintain a specified minimum consolidated net worth and to maintain a ratio of indebtedness to total capitalization not in excess of a specified percentage, and limitations on the dollar amount of indebtedness that may be incurred by the Company’s subsidiaries and the dollar amount of secured indebtedness that may be incurred by the Company, which could restrict the Company’s operations and use of funds. The right to borrow funds under the Term Loan Agreement is subject to the fulfillment of certain conditions, including compliance with all covenants, and the ability to borrow thereunder is also subject to the continued ability of the lenders that are or will be parties to the facility to provide funds.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

Commencement of Tender Offer

On February 24, 2025, the Company issued a press release announcing the commencement of a tender offer to purchase up to 46,000,000 units representing assignments of beneficial ownership of limited partnership interests (“Units”) in AllianceBernstein Holding L.P., a Delaware limited partnership (“AB Holding”), at a price of $38.50 per Unit (the “Purchase Price”), for an aggregate Purchase Price of up to approximately $1.8 billion, net to the seller in cash, less any applicable tax withholding, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which together, as each may be amended and supplemented from time to time, constitute the “Offer”).

The Company expects to fund the Offer and related expenses with proceeds of the Term Loan, along with available cash and cash equivalents.

A copy of the press release issued by the Company is furnished as Exhibit 99.1 to this Form 8-K.

Important Additional Information

This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any Units or any other securities. The Offer is being made solely by the Offer to Purchase and the related Letter of Transmittal, as they may be amended or supplemented. Unitholders are urged to read carefully the Company’s tender offer statement on Schedule TO, which has been filed with the Securities and Exchange Commission (the “Commission”), which includes as exhibits the Offer to Purchase, the related Letter of Transmittal and other offer materials, as well as any amendments or supplements to the foregoing when they become available, because they contain important information. Each of these documents has been filed with the Commission, and investors may obtain them for free from the Commission at its website (www.sec.gov) or from D.F. King & Co., Inc., the information agent for the tender offer by telephone at (800) 848-3402 or by email at AB@dfking.com.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “forecasts,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon the Company and its consolidated subsidiaries. These forward-looking statements include, but are not limited to, statements regarding projections, estimates, forecasts and other financial and performance metrics and projections of market expectations. “We,” “us” and “our” refer to the Company and its consolidated subsidiaries, unless the context refers only to the Company as a corporate entity. There can be no assurance that future developments affecting the Company will be those anticipated by management. Forward-looking statements include, without limitation, all matters that are not historical facts.

These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (i) conditions in the financial markets and economy, including the impact of geopolitical conflicts, changes in tariffs and trade barriers, and related economic conditions, equity market declines and volatility, interest rate fluctuations, impacts on our goodwill and changes in liquidity and access to and cost of capital; (ii) operational factors, including reliance on the payment of dividends to Holdings by its subsidiaries, protection of confidential customer information or proprietary business information, operational failures by us or our service providers, potential strategic transactions, changes in accounting standards, and catastrophic events, such as the outbreak of pandemic diseases; (iii) credit, counterparties and investments, including counterparty default on derivative contracts, failure of financial institutions, defaults by third parties and affiliates and economic downturns, defaults and other events adversely affecting our investments; (iv) our reinsurance and hedging programs; (v) our products, structure and product distribution, including variable annuity guaranteed benefits features within certain of our products, variations in statutory capital requirements, financial strength and claims-paying ratings, state insurance laws limiting the ability of our insurance subsidiaries to pay dividends and key product distribution relationships; (vi) estimates, assumptions and valuations, including risk management policies and procedures, potential inadequacy of reserves and experience differing from pricing expectations, amortization of deferred acquisition costs and financial models; (vii) our Asset Management segment, including fluctuations in assets under management and the industry-wide shift from actively-managed investment services to passive services; (viii) recruitment and retention of key employees and experienced and productive financial professionals; (ix) subjectivity of the determination of the amount of allowances and impairments taken on our investments; (x) legal and regulatory risks, including federal and state legislation affecting financial institutions, insurance regulation and tax reform; (xi) risks related to our common stock and (xii) general risks, including strong industry competition, information systems failing or being compromised and protecting our intellectual property.

Forward-looking statements should be read in conjunction with the other cautionary statements, risks, uncertainties and other factors identified in the Company’s filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	364-Day Term Loan Credit Agreement, dated as of February 21, 2025, among Equitable Holdings, Inc., certain Banks and Barclays Bank Plc, as administrative agent, sole lead arranger and bookrunner.

99.1	Press Release of Equitable Holdings, Inc., dated February 24, 2025 announcing commencement of cash tender offer for up to 46,000,000 Units of AllianceBernstein Holding (furnished and not filed)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE HOLDINGS, INC.

Date: February 24, 2025	By:	/s/ Ralph Petruzzo
	Name:	Ralph Petruzzo
	Title:	Deputy General Counsel